Exhibit 10.83


                     BANQUE OBC - ODIER BUNGENER COURVOISIER


                                   INTER PARFUMS SA
                                   4, rond-point des Champs-Elyseesuthier

                                   75008 PARIS


                                                     Le 31 Juillet 1998

Christine PENIN
Service Engagements
Tel : 01.45.02.44.12

Messieurs,

Nous vous confirmons que notre Comite de Credit a accepte de maintenir la ligne d'autorisation globale de decouvert et de spot financier, dans les conditions suivantes :

Montant : F. 10.000.000,- (DIX MILLIONS DE FRANCS FRANCAIS)
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Conditions financieres :
-----------------------

- pour le decouvert : agios decomptes par trimestre civil au taux moyen mensuel du marche monetaire (actuellement 3,3771% l'an) majore de 0,60 point, ce taux variant en fonction du taux de reference et payables a terme echu,

- pour le spot : agios decomptes lors de l'escompte au taux du Pibor d'usance, majore de 0.50 point, ce taux variant en fonction du taux de reference.

Nous vous remercions de bien vouloir marquer votre accord sur les termes de la presente, en nous en retournant un exemplaire dument paraphe et revetu de la mention manuscrite [[BON POUR ACCORD]] suivie de la signature d'une personne accreditee.

Nous vous prions d'agreer, Messieurs, l'expression de nos sentiments distingues.


                                BANQUE OBC - ODIER BUNGENER COURVOISIER



                                /s/ Cecile Sornin     /s/ Catherine Hongnat
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